Enterprise Financial Services Corp Fourth Quarter 2020 Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's recent acquisition of Seacoast Commerce Banc Holdings ("Seacoast") and other acquisitions. Forward-looking statements include, but are not limited to, statements about the Company’s plans, expectations, and projections of future financial and operating results, as well as statements regarding the Company’s plans, objectives, expectations or consequences of announced transactions. The Company uses words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue,” and “intend”, and variations of such words and similar expressions, in this release to identify such forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.  Other factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the Seacoast acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which we adopted on January 1, 2020 and which changed how we estimate credit losses and may increase the required level of our allowance for credit losses in future periods, uncertainty regarding the future of LIBOR, natural disasters, war or terrorist activities, or pandemics, or the outbreak of COVID-19 or similar outbreaks, and their effects on economic and business environments in which we operate, as well as other risk factors described in the Company’s 2019 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events unless required under the federal securities laws. 2

Executive Leadership Team JAMES B. LALLY 53, President & Chief Executive Officer, EFSC Enterprise Tenure – 17 years KEENE S. TURNER 41, EVP, Chief Financial Officer, EFSC Enterprise Tenure – 7 years SCOTT R. GOODMAN 57, President, Enterprise Bank & Trust Enterprise Tenure – 17 years DOUGLAS N. BAUCHE 51, EVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 20 years MARK G. PONDER 50, EVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 8 years NICOLE M. IANNACONE 41, EVP, Chief Risk Officer & General Counsel, Enterprise Bank & Trust Enterprise Tenure – 6 years 3

Company Snapshot - EFSC Total Assets $9.8 Billion Market Cap FOCUSED BUSINESS MODEL: Operates in St. LouisKansas City Phoenix $1.1 Billion • Attract Top Talent in Markets • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Banking ◦ Trust & Wealth Management ◦ Treasury Management • Strong Balance Sheet with Attractive Risk Profile • Concentrated on Private Businesses and Owner Families • Relationship Driven Talent Strength Passion New Mexico San Diego Las Vegas 4

Differentiated Business Model: Built for Quality Earnings Growth Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Targeted Array of Banking and Wealth Management Services to Meet our Client’s Needs Experienced Bankers and Advisors Targeted Audience Focused and Well-Defined Strategy Aimed at Business Owners, Professionals, and Consumers Tailored Solutions Targeted Array of Banking and Wealth Management Services to Meet Our Clients’ Needs Expertise Experienced, Tenured Bankers and Advisors with Specialized Knowledge in Various Industries and Products 5

Customer Focus Source: Greenwich Associates 71 NPS NET PROMOTER SCORE A measure of client satisfaction INDUSTRY AVERAGE: 54 6

Seacoast Overview - Closed November 12, 2020 Select Financial Metrics* Company Overview Branch Map ▪ Headquartered in San Diego, California, and recognized as a leading small business lender throughout much of the United States. ▪ Focused on highly scalable specialty lending and deposit niches. ➢ SBA Lending: Predominantly an SBA 7(a), real-estate secured lender, with 20 SBA production offices across 11 states. ➢ Specialized Funding: Property Management, Community Associations, Third Party Escrow, and 1031 Exchange businesses, with 6 deposit production offices across 5 states. ▪ Operates 5 branches across San Diego County, CA (3) Orange County, CA (1) and Clark County, NV (1). ▪ Highly profitable business model surrounding originating SBA 7(a) loans. ▪ As capital and deposits have grown over the years, Seacoast has retained more loans to garner higher spread income (and lower gain on sale income). Total Assets: $1.3 billion LTM ROAA: 1.31% Gross Loans: $1.1 billion LTM ROATCE: 16.04% SBA Guaranteed Loans: $568.6 million LTM Net Income: $15.0 million Total Deposits: $1.0 billion LTM Efficiency Ratio: 68.17% Non-Interest DDA: $650.3 million LTM NIM: 5.83% Source: S&P Global Market Intelligence and Company filings. *Metrics presented at merger announcement date 7

Five Urban Markets Loans 1, 4 $420MM $810MM $617MM $264MM $2.5B Deposits 1 $318MM $918MM $1.2B $238MM $3.7B Branches 2 7 6 5 19 Deposit Market Share 2, 3 26 th/0.22% 15th/1.45% 10th/2.91% 13th/0.93% 4th/4.49% Primary Competitors JPMorgan Chase Wells Fargo Bank of America UMB Commerce Bank of America Wells Fargo Bank of America BOK Financial Corp Wells Fargo JPMorgan Chase Bank of America US Bancorp Bank of America Commerce Arizona 1 Does not include specialized banking 2 Source: 6/30/20 data, S&P Global Market Intelligence. 3 1st/78.10% for Los Alamos, New Mexico MSA and 5th/12.23% for Santa Fe, New Mexico MSA 4 Excludes $699 million in PPP loans Kansas New Mexico St. LouisPhoenix Kansas City San Diego 8

Focused Loan Growth Strategies Total Loans Specialty market segments represent 31% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $383 million in loans outstanding related to Federal, Historic, and Missouri Affordable Housing tax credits. $183 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $396 million in M&A related loans outstanding, Partnering with PE firms. Life Insurance Premium Financing $534 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $896 million in loans outstanding in SBA 7(a) loans, including $575 million guaranteed 9

History of Strong C&I Growth In Millions 15% 5-Y ear CAG R PPP* $613 Seacoast** $105 *Represents PPP loans originated by EFSC. **Includes $86 million of PPP loans. 10

Total Loan Trends In Millions 36% T otal Lo an Gro wth PPP $819 PPP $808 PPP* $613 *Represents PPP loans originated by EFSC Seacoast $1,224 11

Drivers of Loan Growth - Year over Year



Q4 '19 - Q4 '20
100%
75%
50%
25%
0%
(25)%
Percentage Growth
64%
32%
3%
5%
3%
-3%
-2%
-5%
3%
$0.4B
$0.8B
$1.2B
$1.6B
$2.0B
$2.4B
$2.8B
Portfolio Balance
Commercial/Construction RE
PPP
Residential RE
C&I
Life Insurance Premium Finance
Tax Credits
Acquisition
Sponsor Finance
Other

12

Loan Portfolio CRE 31.0% Construction 6.6% Residential 4.4% Other 2.4% Sponsor Finance 5.5% LIPF 7.4% Tax Credit 5.3% SBA 12.4% PPP 9.7% C&I 15.3% Loans by Product Type Real Estate/ Rental/Leasing 23.5% Finance and Insurance 14.5% Manufacturing 8.4% Other Services 7.9% Accomodation/Food Service 7.9%Construction 5.7% Other 32.1% Loans by Industry Type Fixed 33.7% PPP Fixed 9.7%Prime 17.6% Other Adjustable 4.2% LIBOR 34.8% Loans by Rate Type Total $7.2 Billion ➢ In December 2020, the Company participated in the Federal Reserve Main Street Lending program, lending $256 million of which 5% is retained in the loan portfolio. 13

➢ 1% coupon, 2.6% average yield, 3.47% YTD average yield ➢ 99% 2 year maturity; 1% 5 year maturity ➢ No PPP loans or servicing have been sold ➢ Forgiveness process started October 29, 2020 ➢ 2,066 PPP loans totaling $39.3 million are < $50,000; $1.6 million in fees ➢ $218.5 million has been forgiven as of December 31, 2020 Professional Technical 14.2% Manufacturing 9.0% Retail Trade 8.9% Accomodation 8.8% Construction 8.4% Health Care 7.6% Real Estate 5.3% Other* 37.8% Southeast 3.2% West 14.2% Northeast 2.0% Southwest 22.1% Midwest 58.5% Total $699 Million PPP Loans by Size $ In Millions PPP Loans PPP Loans by LocationPPP Loans by Industry Size Number of Loans Balance Average Balance $5-10 Million 6 $44.4 $7.4 $2-5 Million 68 192.0 2.8 < $2 Million 3,655 462.2 0.1 Total 3,729 $698.6 $0.2 *Includes $86 million in Seacoast PPP loans 14

Loan Deferrals

Loan Deferrals by Loan Type

In Thousands

	Total Deferrals in 2020	Loans Moved out of Deferral Status	Loans in Deferral Status at 12/31/20	Multiple Round Deferrals (Included in 12/31/20 balance)
Commercial Real Estate	$426,276	$400,154	$26,122	$8,327
Commercial and Industrial	140,815	125,107	15,708	14,384
Construction Real Estate	101,738	80,846	20,892	7,592
Residential Real Estate	18,834	18,579	255	-
Other	105	105	-	-
Total	**$687,768**	**$624,791**	**$62,977**	**$30,303**

Aging of Loan Deferrals

In Thousands

	Current	30-89 Days Past Due	90+ Days Past Due	Total
Commercial Real Estate	$416,478	$733	$9,065	$426,276
Commercial and Industrial	138,568	2,247	-	140,815
Construction Real Estate	101,738	-	-	101,738
Residential Real Estate	17,197	1,029	608	18,834
Other	105	-	-	105
Total	**$674,086**	**$4,009**	**$9,673**	**$687,768**

Risk Ratings of Loan Deferrals

In Thousands

	Risk Rating at time of Deferment	Risk Rating Current	Risk Rating of Multiple Round Deferrals
Pass (1-2)	$5,222	$5,077	$545
Pass (4)	18,464	-	-
Pass (5)	285,761	99,373	-
Pass (6)	325,396	381,539	881
Watch (7)	34,193	170,975	23,110
Classified (8)	18,732	30,804	5,767
Total	**$687,768**	**$687,768**	**$30,303**

Expiration of Loan Deferrals

In Thousands

	Jan 2021	Feb 2021	Mar 2021	Apr 2021	Total
Commercial Real Estate	$4,264	$5,767	$15,648	$443	$26,122
Commercial and Industrial	13,358	1,805	-	545	15,708
Construction Real Estate	13,392	-	-	7,500	20,892
Residential Real Estate	255	-	-	-	255
Other	-	-	-	-	-
Total	**$31,269**	**$7,572**	**$15,648**	**$8,488**	**$62,977**

15

Credit Trends for Loans In Millions bps bps bps bps bps Q4 '20 Q4 '19 NPAs/Assets = 0.45% 0.45% NPLs/Loans = 0.53% 0.50% ALLL/NPLs = 354.9% 163.8% ALLL/Loans** = 2.31% 0.81% In Millions *Excludes acquisition of Seacoast for Q4 ‘20 **Excludes guaranteed loans for Q4 ‘20 Net Charge-offs (Recoveries) Loan Growth and Line of Credit Utilization* 16

Change in Allowance for Credit Losses for Loans In Thousands $123,270 $136,371 • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Charge-offs and recoveries • Change in macro- economic and qualitative factors 17

34% 37% 7% 22% Attractive Deposit Mix CD Interest-Bearing Transaction Accounts DDA MMA & Savings • Significant DDA Composition • Stable, Low Cost Deposit Portfolio • Improving Core Funding 38% Deposit Growth, 20% excluding acquisition of Seacoast Q4 ‘19 – Q4 ‘20 In Millions Total Deposits $8.0 Billion 23.0% 22.6% 29.3% 28.9% 34.0% Seacoast $1,060 18

Specialty Deposits Community Associations $368 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $325 million in deposits. Specializing in the compliance on Property Management Trust Accounts. 1031 Exchange $18 million in deposits. Partnering with the 1031 Accommodator Industry. Third-Party Escrow $56 million in deposits. Growing product line providing independent escrow services. Trust Services $55 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $822 million represent 10% of total deposits. Includes high concentration of noninterest- bearing deposits with a 0.07% cost of funds. 19

53% 26% 11% 6% 33% 27% 20% 13% 4% 32% 22% 20% 18% 5% 41% 21% 36% Core Funding Mix Commercial Business Banking Consumer Q4 2020 Brokered deposits: $445 Q4 2019 Brokered deposits: $615 In Millions $2,743 36% $2,381 46% $1,016 13% $771 15% $2,959 39% $2,004 39% Cost of Funds1 Commercial Business Banking Consumer Specialty Brokered Core 0.06% 0.03% 0.07% 0.07% Time Deposit 0.57% 1.02% 1.00% 0.47% Total 0.07% 0.05% 0.22% 0.07% 0.46% 1For the month ended December 31, 2020 58%22% 11% 6% Specialty $822 11% 68% 30% 49% 21% 29%Q4 ‘20 Q4 ‘19 CD Maturities In Millions Balance Weighted Avg Rate Q1 ‘21 $ 128 1.20% Q2 ‘21 90 1.62% Q3 ‘21 111 0.79% Q4 ‘21 57 2.45% Thereafter 164 1.11% $ 550 1.07% 20

Earnings Per Share Trend - Q4 2020 Changes in EPS $0.68 $1.00 Q3 '20 Q4 '20Net Interest Income Noninterest Income PPP Acceleration Provision for Credit Losses Merger-Related Expense Change in Shares Noninterest Expense Change in Effective Tax Rate Seacoast Day 2 Swap Termination 21

Net Interest Income Trend In Millions 26% NII Gro wth PPP Acceleration $5.2 Seacoast $8.0 22

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 23

Operating Expenses Trend Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions 24

Adjusted Operating Leverage Trend YoY Adjusted Operating Revenue Growth YoY Adjusted Noninterest Expense Growth Adjusted Operating Leverage Q1 ‘17 Q2 ‘17 Q3 ‘17 Q4 ‘17 Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 Q4 ‘20 25

Capital *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans for Q2, Q3, and Q4 2020 Holding Company liquidity position continues to support our strategic capital planning initiatives, including debt service and our dividend program. 8.0% 11.4% 11.0% 11.4% 11.8% 12.1% TBV and Dividends per Share $23.76 $23.38 $24.22 $24.80 $25.48 $0.17 $0.18 $0.18 $0.18 $0.18 TBV/Share Dividends per Share Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 Q4 ‘20 26

Appendix 4th Quarter 2020 EFSC Investor Presentation

Financial Highlights - Q4 '20 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Capital • Tangible Common Equity/Tangible Assets - 8.40%; Adjusted for PPP* 9.07% • Quarterly dividend of $0.18 per share • Net Income $28.9 million; Earnings per Share $1.00 • PPNR* $47.5 million • ROAA 1.26%; PPNR ROAA* 2.07% • ROATCE* 15.73% Earnings Loans & Deposits • Total Loans $7.2 billion • PPP Loans $698.6 million • Loan/Deposits 90% • Total Deposits $8.0 billion • Noninterest-bearing Deposits/Total Deposits 34% Asset Quality • Nonperforming Assets/Assets 0.45% • Nonperforming Loans/Loans 0.53% • Allowance Coverage Ratio 1.89%; 2.31% adjusted for guaranteed loans including PPP Acquisition • Completed acquisition of Seacoast on November 12, 2020 • $1.2 billion in loans and $1.1 billion in deposits 28

Consolidated Appropriations Act, 2021 (CAA) Select Actions Impacting the Company and Its Customers • Extended the ability of banks to modify loans of borrowers impacted by COVID-19 without classifying the loan as a “troubled debt restructuring” from December 30, 2020 to January 1, 2022 PPP Update • $284 billion allocated for additional PPP loans • Allows PPP second draw loans • Simplified forgiveness application for loans under $150,000 • Restored deductibility of PPP funded expenses SBA Loans Section 7(a) • Clarified tax treatment on SBA loan payments: Payments made by the SBA are excluded from gross income; no deductions disallowed as a result of the payments • Extended SBA payments for three months beginning February 2021, plus an additional five months for certain hard-hit industries; capped at $9,000/ month • Increased the SBA loan guarantee amount to 90% through September 30, 2021 • Waived fees through September 30, 2021 TDR Relief 29

Earnings Per Share Trend Note: Q4 2020, Q3 2020, Q3 2019, Q2 2019, Q1 2019, Q4 2018, Q1 2017, Q2 2017, and Q4 2016 include merger related charges. Q1 2020, Q2 2020, Q3 2020, and Q4 2020 include the impact of an increase in provision for credit losses due to the adoption of CECL. Q4 2017 includes the impact of deferred tax asset charges due to tax reform. 30

Five-Year Financial Highlights Noninterest Income Net Income Earnings Per Share (diluted) Return on Average Tangible Common Equity(1) Return on Average Assets Total Assets Net Interest Income $38 $89 $3.83 19.83% 1.64% $5,646 $192 2018 $49 $93 $3.55 16.08% 1.35% $7,334 $239 2019 $55 $74 $2.76 11.23% 0.90% $9,752 $270 2020 $34 $48 $2.07 11.63% 0.97% $5,289 $177 2017In millions, except per share data $29 $49 $2.41 14.42% 1.29% $4,081 $135 2016 (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. Adjusted Earnings Per Share (diluted)(1) $3.78 $4.08 $2.89$2.77$2.45 Pre-Provision Net Revenue Return on Average Assets(1) 2.07% 2.04% 1.96%2.07%2.10% Noninterest Expense to Average Assets 2.19% 2.40% 2.03%2.31%2.27% 31

Modest Asset Sensitivity (200 BPS Rate Shock Increases NII By 6.2%) 57% Floating Rate Loans, with Three-Year Average Duration High-quality, Cash-flowing Securities Portfolio with Five-Year Average Duration 34.0% Non- Interest Bearing DDA to Total Deposits 9.07% Tangible Common Equity/Tangible Assets* Balance Sheet Positioned for Growth *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 32

Sponsor Finance

Total $396 Million

Sponsor Finance Loans by Industry



Other
25.7%
Manufacturing
27.8%
Admin/Support
/Waste Mgmt
8.2%
Construction
8.8%
Wholesale Trade
16.9%
Professional
Technical 12.6%

Sponsor Finance Loans by Location



Midwest
32.5%
Southeast
21.3%
West
10.2%
Southwest
16.8%
Northeast
19.2%

- Internally reviewed 100% of the portfolio to identify businesses most at risk for impacts from COVID-19.
- 30% of the portfolio is secured by working capital assets properly margined and monitored by borrowing base.
- 60%+ of the portfolio companies have received PPP funding
- 90% of the portfolio is sponsored by a Small Business Investment Company ("SBIC") licensed by the SBA
- Top 10 Sponsors make up half of the Sponsor Finance portfolio
  - Average 8-year relationship and 10 deals
  - Average senior debt multiple of 2.77 and an average total debt multiple of 4.59
- Independent external review (completed July 2020) of portfolio with 78% penetration confirmed bank's risk recognition and further stressed portfolio for LGD in various economic recoveries

Sponsor Finance Loans by Size

$ In Millions

Size	Number of Loans	Balance	Average Balance
> $10 Million	5	$74.0	$14.8
$5-10 Million	15	106.3	7.1
$2-5 Million	46	138.6	3.0
< $2 Million	105	77.6	1.4
Total	**171**	**$396.5**	**$2.3**

33

Hospitality Loans Size Number of Loans Balance Average Balance > $10 Million 7 $95.8 $13.7 $5-10 Million 23 148.3 6.4 $2-5 Million 53 177.8 3.4 < $2 Million 460 211.6 0.5 Total 543 $633.5 $1.2 Hospitality Loans by Size $ In Millions Commercial Real Estate 41.0% C&I 9.5% Construction 11.9% Sponsor Finance 2.6% Tax Credit 1.7% SBA 32.6% Residential 0.7% Hospitality Loans by Product Type Hotels and Campgrounds 57.4%Amusement and Recreation 15.0% Food and Drink Services 27.6% Hospitality Loans by Subsector Total $633 Million ➢ Weighted average LTV approximately 60-63% ➢ Largest restaurant relationships have received PPP loans ➢ Top 7 relationships represent $96 million of exposure ➢ These relationships have strong balance sheets, liquidity, personal sponsorships, and low loan to values ➢ Seacoast acquisition added $243 million, including $134 million in guaranteed loans 34

Total $149 Million ➢ Majority of committed exposure has personal recourse ➢ Diversified with distribution, wholesaling, rail transportation, pipe coating and convenience stores with gas pumps. ➢ Enterprise does not have loans to oil or gas producers. Energy Loans by Size $ In Millions C&I 56.3% Construction 7.2% CRE 23.1% Residential/ Consumer 0.3% Sponsor Finance 13.1% Energy-Related Loans by Product Type Manufacturing 38.9% Retail Trade 19.7% Wholesale Trade 9.7% Transportation /Warehousing 9.4% Utilities 8.8% Other 13.5% Energy-Related Loans by Subsector Energy-Related Loans Size Number of Loans Balance Average Balance > $10 Million 1 $11.0 $11.0 $5-10 Million 5 39.6 7.9 $2-5 Million 19 61.4 3.2 < $2 Million 53 37.0 0.7 Total 78 $149.0 $1.9 35

Total $602 Million ➢ Portfolio loans secured by liquid/marketable assets and within loan to value margins ➢ LIPF Portfolio ➢ The life insurance policies financed have an earnings floor of 0%, and therefore cannot lose value. Enterprise does not finance variable policies that may lose value. Size Number of Loans Balance Average Balance > $10 Million 15 $218.8 $14.6 $5-10 Million 25 176.6 70.6 $2-5 Million 44 142.7 3.2 < $2 Million 152 63.9 0.2 Total 236 $602.1 $2.6 Loans Secured by Marketable Securities by Size $ In Millions Loans Secured by Marketable Securities Life Insurance Premium Finance 88.7% Other 3.4% C&I 7.9% Finance & Insurance 89.1% Management 3.6% Other 7.3% Loans secured by Marketable Securities by Subsector Loans Secured by Marketable Securities by Product Type 36

Total $358 Million ➢ Majority of committed exposure has personal recourse ➢ No large shopping mall exposure ➢ Average LTV of approximately 65% Size Number of Loans Balance Average Balance > $10 Million 6 $78.6 $13.1 $5-10 Million 9 56.8 6.3 $2-5 Million 42 124.1 3.0 < $2 Million 148 98.3 0.7 Total 205 $357.8 $1.7 Retail CRE Loans by Size $ In Millions Retail Commercial Real Estate Midwest 49.9% Northeast 3.3% West 14.5% Southeast 1.8%Southwest 30.5% Real Estate/Rental/ Leasing 96.5% Accomodation/ Food Service 1.3% Other 2.2% Retail CRE Loans by SubsectorRetail CRE Loans by Location 37

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as adjusted EPS, core net interest margin, core efficiency ratio, tangible common equity, ROATCE, adjusted ROAA, adjusted ROAE, adjusted ROATCE, and the tangible common equity ratio, in this report that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its adjusted EPS, core net interest margin, core efficiency ratio, tangible common equity, ROATCE, adjusted ROAA, adjusted ROAE, adjusted ROATCE, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of the median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 38

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	For the Twelve Months Ended Dec 31, 2020	Dec 31, 2019
CORE PERFORMANCE MEASURES							
Net interest income	$ 77,446	$ 63,354	$ 65,833	$ 63,368	$ 61,613	$ 270,001	$ 238,717
Less: Incremental accretion income	856	1,235	719	1,273	576	4,083	4,783
Core net interest income	76,590	62,119	65,114	62,095	61,037	265,918	233,934
Total noninterest income	18,506	12,629	9,960	13,408	14,418	54,503	49,176
Less: Other income from non-core acquired assets	—	—	—	—	4	—	1,372
Less: Gain (loss) on sale of investment securities	—	417	—	4	(94)	421	243
Less: Other non-core income	—	—	265	—	—	265	266
Core noninterest income	18,506	12,212	9,695	13,404	14,508	53,817	47,295
Total core revenue	95,096	74,331	74,809	75,499	75,545	319,735	281,229
Total noninterest expense	51,050	39,524	37,912	38,673	38,354	167,159	165,485
Less: Other expenses related to non-core acquired loans	8	25	12	12	33	57	257
Less: Merger-related expenses	2,611	1,563	—	—	—	4,174	17,969
Core noninterest expense	48,431	37,936	37,900	38,661	38,321	162,928	147,259
Core efficiency ratio	50.93 %	51.04 %	50.66 %	51.21 %	50.73 %	50.96 %	52.36 %

39

Reconciliation of Non-GAAP Financial Measures

Tangible Common Equity Ratio

(in thousands)	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Total shareholders' equity	$ 1,078,975	$ 867,185	$ 603,804	$ 548,573	$ 387,098	$ 350,829
Less: Goodwill	260,567	210,344	117,345	117,345	30,334	30,334
Less: Intangible assets	23,084	26,076	8,553	11,056	2,151	3,075
Tangible common equity	$ 795,324	$ 630,765	$ 477,906	$ 420,172	$ 354,613	$ 317,420
Total assets	$ 9,751,571	$ 7,333,791	$ 5,645,662	$ 5,289,225	$ 4,081,328	$ 3,608,483
Less: Goodwill	260,567	210,344	117,345	117,345	30,334	30,334
Less: Intangible assets	23,084	26,076	8,553	11,056	2,151	3,075
Tangible assets	$ 9,467,920	$ 7,097,371	$ 5,519,764	$ 5,160,824	$ 4,048,843	$ 3,575,074
Tangible common equity to tangible assets	8.40 %	8.89 %	8.66 %	8.14 %	8.76 %	8.88 %

Average Shareholders' Equity and Average Tangible Common Equity

	For the Year Ended					
(in thousands)	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Average shareholder's equity	$ 902,875	$ 795,477	$ 576,960	$ 532,306	$ 371,587	$ 335,095
Less: Average goodwill	217,205	193,804	117,345	106,850	30,334	30,334
Less: Average intangible assets	23,551	24,957	9,763	10,998	2,591	3,596
Average tangible common equity	$ 662,119	$ 576,716	$ 449,852	$ 414,458	$ 338,662	$ 301,165

40

Reconciliation of Non-GAAP Financial Measures Quarter Ended (in thousands) December 31, 2020 September 30, 2020 June 30, 2020 Tangible assets - Non-GAAP (see reconciliation above) $ 9,467,920 $ 8,135,812 $ 8,123,961 PPP loans outstanding, net (698,645) (819,100) (807,814) Adjusted tangible assets - Non-GAAP $ 8,769,275 $ 7,316,712 $ 7,316,147 Tangible common equity Non-GAAP (see reconciliation above) $ 795,324 $ 650,103 $ 634,423 Tangible common equity to tangible assets 8.40% 7.99% 7.81 % Tangible common equity to tangible assets - adjusted tangible assets 9.07% 8.99% 8.67 % Impact of Paycheck Protection Program For the Year Ended (in thousands) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Net interest income $ 270,001 $ 238,717 $ 191,905 $ 177,304 $ 135,495 Noninterest income 54,503 49,176 38,347 34,394 29,059 Less: Noninterest expense (167,159) (165,485) (119,031) (115,051) (86,110) Merger-related expenses 4,174 17,969 1,271 6,462 1,386 PPNR (excluding merger-related expenses) $ 161,519 $ 140,377 $ 112,492 $ 103,109 $ 79,830 Average assets $ 8,253,913 $ 6,894,291 $ 5,436,963 $ 4,980,229 $ 3,796,478 PPNR ROAA 1.96% 2.04% 2.07% 2.07% 2.10 % Pre-Provision Net Revenue Return on Average Assets 41

For the Year Ended (in thousands, except per share data) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 IMPACT OF MERGER-RELATED AND TAX ITEMS Net income - GAAP $ 74,384 $ 92,739 $ 89,217 $ 48,190 $ 48,837 Merger related expense 4,174 17,969 1,271 6,462 1,386 Related tax effect (620) (3,963) (314) (2,456) (527) Deferred tax asset revaluation charge due to U.S. corporate income tax reform — — — 12,117 — Subsidiary dividend timing election, net — — (2,036) — — Adjusted net income - Non-GAAP $ 77,938 $ 106,745 $ 88,138 $ 64,313 $ 49,696 Average assets $ 8,253,913 $ 6,894,291 $ 5,436,963 $ 4,980,229 $ 3,796,478 Return on average assets - GAAP net income 0.90% 1.35% 1.64% 0.97% 1.29 % Return on average assets - Adjusted net income 0.94 1.55 1.62 1.29 1.31 Average shareholder’s equity $ 902,875 $ 795,477 $ 576,960 $ 532,306 $ 371,587 Return on average equity - GAAP net income 8.24% 11.66% 15.46% 9.05% 13.14 % Return on average equity - Adjusted net income 8.63 13.42 15.28 12.08 13.37 Average tangible common equity $ 662,119 $ 576,716 $ 449,852 $ 414,458 $ 338,662 Return on average tangible common equity - GAAP net income 11.23% 16.08% 19.83% 11.63% 14.42 % Return on average tangible common equity - Adjusted net income 11.77 18.51 19.59 15.52 14.67 Average diluted common shares outstanding 26,989 26,159 23,289 23,249 20,290 Earnings per share - GAAP net income $ 2.76 $ 3.55 $ 3.83 $ 2.07 $ 2.41 Earnings per share - Adjusted net income 2.89 4.08 3.78 2.77 2.45 Impact of Merger-Related and Tax Items Reconciliation of Non-GAAP Financial Measures 42

Q&A 4th Quarter 2020 EFSC Investor Presentation For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233